Exhibit 99.3

Boston Park Plaza Hotel

Special Purpose Financial Statements

June 1, 2011 and December 31, 2010

(With Independent Auditors’ Report Thereon)

Boston Park Plaza Hotel

Index

June 1, 2011 and December 31, 2010

Page(s)

Independent Auditors’ Report	1-2

Special Purpose Financial Statements

Statements of revenues and direct expenses	3

Notes to Special Purpose Financial Statements	4 - 8

Independent Auditors’ Report

The Manager

Boston Park Plaza Hotel:

We have audited the accompanying statements of revenues and direct expenses of the Boston Park Plaza Hotel for the period January 1, 2011 through June 1, 2011 and the year ended December 31, 2010, and the related notes.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these statements of revenues and direct expenses in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statements of revenues and direct expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenues and direct expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statements of revenues and direct expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statements of revenues and direct expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statements of revenues and direct expenses referred to above present fairly, in all material respects, the statements of revenues and direct expenses of the Boston Park Plaza Hotel, as described in Note 1, for the period January 1, 2011 through June 1, 2011 and the year ended December 31, 2010 in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 1 to the statements of revenues and direct expenses, which discusses that the accompanying statements of revenues and direct expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Boston Park Plaza’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Dallas, Texas
July 2, 2013

Boston Park Plaza Hotel

Statements of Revenues and Direct Expenses

For the Period January 1, 2011 through June 1, 2011 and Year ended December 31, 2010

	January 1 to	January 1 to
	June 1,	December 31,
	2011	2010

Revenues
Rooms	$14,016,403	$39,521,894
Food and beverage	7,006,687	14,389,843
Other operating departments	167,047	546,771
Rent and other income	705,223	1,814,691
Total revenues	21,895,360	56,273,199
Expenses
Rooms	5,729,467	14,281,820
Food and beverage	5,801,600	12,377,170
Other operating departments	414,950	908,437
General and administrative	2,012,642	4,863,570
Sales and marketing	1,809,162	4,178,086
Utilities	1,112,194	2,848,985
Repairs and maintenance	1,975,312	5,066,444
Management fees	457,684	1,184,883
Property taxes and insurance	1,676,533	4,446,617
Depreciation	1,884,594	5,756,397
Accretion of asset retirement obligation	46,115	102,955
Total expenses	22,920,253	56,015,364
Net (loss) income	$(1,024,893)	$257,835

See accompanying notes to special purpose financial statements

Boston Park Plaza Hotel

Notes to Special Purpose Financial Statements

June 1, 2011 and December 31, 2010

1.                            Business and Basis of Presentation

Business

The real and personal property commonly known as the Boston Park Plaza Hotel (the “Hotel”), a 941-room hotel located in Boston, Massachusetts, was owned by 20 & 50 Park Plaza Complex, LLC (the “Company” or the “Owner”) and operated by affiliates of the Company.  The Hotel was acquired on January 24, 1996.  The Hotel was managed by a subsidiary of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”), an affiliate of the Company.  On June 2, 2011, the Hotel was sold by the Company to RP/HH Park Plaza, Limited Partnership (the “Partnership”), at which point Starwood no longer managed the Hotel.  The special purpose financial statements presented herein reflect the revenues and direct expenses of the Hotel prior to the June 2, 2011 sale.

As discussed in Note 7, the Hotel was sold to Boston 1927 Owner, LLC (“Sunstone”) in 2013.

Basis of Presentation

The accompanying special purpose financial statements of the Hotel have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) from the financial statements and accounting records of the Company using the historical results of operations, which comprise the revenues and direct expenses of the Hotel. The historical results of operations of the Hotel may not be indicative of what it would actually have been had the Hotel been a separate stand-alone entity, nor are they indicative of what the Hotel’s results of operations may be in the future.

The accompanying special purpose financial statements were prepared in order to comply with the rules and regulations of the Securities and Exchange Commission for a business acquired or probable to be acquired.  These special purpose financial statements are not intended to be a complete presentation of the Hotel’s revenue and expenses.  The statements of revenues and direct expenses for the period January 1, 2011 through June 1, 2011 and the year ended December 31, 2010 were prepared based on historical information provided by Starwood. The special purpose financial statements represent revenues and direct expenses of the Hotel and historical depreciation and accretion.

The depreciation, property taxes, and insurance expenses prior to the sale to the Partnership on June 2, 2011 included amounts associated with office and other space, included in the same building complex as the Hotel, which was also owned by the Company.  These amounts were allocated to the Hotel based on the Hotel’s square footage.  Other costs directly related to the Hotel have been entirely attributed to the Hotel in the accompanying special purpose financial statements. The Hotel received service and support functions from Starwood. The Hotel’s operations depended upon Starwood’s ability to perform these services and support functions. The costs associated with these services and support functions have been allocated to the Hotel using methodologies primarily based on volume of activity specific to the Hotel, which is considered to be most meaningful in the circumstances. These allocated costs are primarily related to corporate administrative expenses, reservation fees, and for corporate and shared employees for the following functional groups: information technology, legal services, human resources, and marketing services.  Income taxes have been accounted for in these special purpose financial statements as described in Note 2.

Management believes the assumptions and allocations underlying the financial statements are reasonable and appropriate under the circumstances. The indirect expenses and cost allocations have been determined on a basis considered by management to be a reasonable reflection of the utilization of services provided to or the benefit received by the Hotel during the periods presented.

Boston Park Plaza Hotel

Notes to Special Purpose Financial Statements

June 1, 2011 and December 31, 2010

2.                            Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and direct expenses and historical depreciation recognized during the reporting period.  Actual results could differ from those estimates.

Investment in Hotel

The Hotel building, building improvements, and furniture, fixtures and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of 40 years for building, 15 years for building improvements, and 5-10 years for furniture, fixtures and equipment.

Management periodically reviews the carrying value of the Hotel to determine if circumstances exist indicating that the carrying value cannot be recovered based on estimated future undiscounted cash flows, without interest charges, or that the depreciation periods should be modified.  If management determines that the carrying value cannot be recovered based on estimated future undiscounted cash flows, without interest charges, over the shorter of the Hotel’s estimated useful life or the expected holding period, an impairment loss would be recorded based on the estimated fair value of the Hotel.  No impairment loss with respect to the carrying value of the Hotel has been recorded for the period ended June 1, 2011 and year ended December 31, 2010.

Maintenance and repairs are expensed and major renewals or improvements are capitalized.  Upon the sale or disposition of a fixed asset, the asset and related accumulated depreciation are removed from the accounts, and the related gain or loss is included in operations.

Assets Held for Sale

Management considers the Hotel to be held for sale when management approves and commits to a formal plan to actively market the Hotel for sale and a signed sales contract and significant non-refundable deposit or contract break-up fee exist. Upon designation as held for sale, management records the carrying value of the Hotel at the lower of its carrying value or its estimated fair value, less estimated costs to sell, and management stops recording depreciation expense.

Asset Retirement Obligation

The fair value of the asset retirement obligation discussed in Note 6 of $500,986 was recorded as a liability on a discounted basis when the Hotel was purchased on January 24, 1996 with an offsetting amount recorded as an addition to investment in Hotel.  The increase in the present value of the liability is reported as accretion expense over the estimated weighted-average life of the liability ($46,115 and $102,955 during the period ended June 1, 2011 and year ended December 31, 2010).

Revenue Recognition

Rooms and food and beverage revenues are recognized as earned when rooms are occupied and as services are performed.  Rental income on retail leases is recognized as earned over the term of each respective lease.  Other income is recognized as earned and consists primarily of telephone, internet, movies, cancellation fees, interest income and other miscellaneous fees and services.  Additionally, the Hotel collects sales, use, occupancy and similar taxes at the Hotel, which the Hotel presents on a net basis (excluded from revenues) in the statements of revenues and direct expenses.

Boston Park Plaza Hotel

Notes to Special Purpose Financial Statements

June 1, 2011 and December 31, 2010

Advertising and Promotion Costs

The costs of advertising, promotional, sales and marketing programs are charged to operations when incurred and are included as sales and marketing expenses in the statements of revenues and direct expenses.  Advertising, promotional, sales and marketing costs totaled $1,809,162 for the period ended June 1, 2011 and $4,178,086 for the year ended December 31, 2010.

Income Taxes

The Hotel is not subject to federal and state income taxes.

In accordance with the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, the Hotel determines whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Hotel has determined that there was no effect on the financial statements from the adoption of the authoritative guidance and the Hotel does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. Additionally, no interest or penalty related to uncertain taxes has been recognized in the accompanying special purpose financial statements.

No amounts have been accrued for uncertain positions as of June 1, 2011 and December 31, 2010. However, management’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based on ongoing analyses of tax laws, regulations and interpretations thereof and other factors.

3.                            Assets Held for Sale

During the period ended June 1, 2011, management received a significant non-refundable deposit and entered into a purchase and sale agreement for the sale of the Hotel for total expected cash consideration of $132,447,389.  In connection with this sale, the Hotel was designated as held for sale on May 4, 2011, at which point management stopped recording depreciation expense.  The Hotel was sold on June 2, 2011 to the Partnership.

Boston Park Plaza Hotel

Notes to Special Purpose Financial Statements

June 1, 2011 and December 31, 2010

4.                            Leases

The Hotel leases retail space in the Hotel to certain merchants.  The leases are accounted for as operating leases under the authoritative guidance for leases.  One of the eight leases in place for the period ended June 1, 2011 and year ended December 31, 2010 expires in 2016 and rent payments are adjusted annually based on changes in the consumer price index (“CPI”) not to exceed 3% annually.  Three of the eight leases in place for the period ended June 1, 2011 and year ended December 31, 2010 have expiration dates ranging from 2012-2015 and have fixed rent payments throughout the term of the lease.  All other retail leases in place are month to month.  Rental income earned from these leases for the period ended June 1, 2011 and the year ended December 31, 2010 totaled $319,653 and $646,071, respectively.  At June 1, 2011 the future minimum lease payments to be received by the Hotel on the operating leases were:

Periods ending December 31,
2011	$365,057
2012	609,012
2013	575,412
2014	570,636
2015	454,416
Thereafter	100,450
$2,674,983

5.                            Related Party Transactions

The Hotel is managed by an entity related to a member of its Owner.  The hotel management agreement provides for a management fee equal to 2.25% of gross receipts, as defined by the agreement.  The fee is payable monthly.  The agreement also provides for an incentive fee of 15% of the amount by which Net Operating Income (“NOI”) as defined in the agreement, exceeds target NOI as defined in the agreement.  No such incentive fees were incurred by the Hotel for the period ended June 1, 2011 and year ended December 31, 2010.  The agreement expired on January 24, 2006 with two extension options of ten years each with the consent of both parties.  An amendment to the management agreement was executed in January of 2006 to extend the term to September 1, 2013. The two extension options of ten years each remain unchanged as a result of this amendment. The agreement can be terminated by either party without cause and subject to no termination fee or liquidated or other damages whatsoever, by written notice of termination to the other party.  The agreement was terminated in connection with the June 2, 2011 sale to the Partnership as discussed in Note 7.

Management fees of $457,684 and $1,184,883 were incurred for the period ended June 1, 2011 and the year ended December 31, 2010, respectively.

Starwood charges the Hotel for certain reimbursable expenses including insurance premiums paid by Starwood on behalf of the Hotel for workers’ compensation insurance.  The amount paid to Starwood for these reimbursable costs was approximately $87,383 for the period ended June 1, 2011 and $181,120 for the year ended December 31, 2010.

The Hotel participates in national marketing, co-op advertising and frequent guest programs operated by Starwood under the Starwood brands.  Fees for these programs were approximately $309,098 for the period ended June 1, 2011 and $772,591 for the year ended December 31, 2010.

Boston Park Plaza Hotel

Notes to Special Purpose Financial Statements

June 1, 2011 and December 31, 2010

6.                            Commitments and Contingencies

The Hotel is subject to environmental regulations related to the ownership, management, development and acquisition of real estate.  Management determined at the time of acquisition that the building contained asbestos, but that the asbestos is sufficiently contained.  The Hotel recorded a liability at acquisition of $500,986 which is the present value of the estimated future cost to remove the asbestos of $16,084,194.  The liability will be accreted over 47 years, the estimated weighted-average life of the liability, to arrive at the estimated future cost.  Accretion expense of $46,115 and $102,955 was recorded during the period ended June 1, 2011 and year ended December 31, 2010, respectively.  The carrying value of the liability as of June 1, 2011 and December 31, 2010 was $1,521,638 and $1,475,523, respectively.  Management is not aware of any other environmental conditions that are likely to have a material adverse effect on its financial position.

From time to time, the Hotel may be involved as a party in various legal proceedings, both as plaintiff and defendant.  Management regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters.  As of the date of the special purpose financial statements, there were no threatened or pending legal matters of which management was aware which would, in the opinion of management and legal counsel, have a material impact on the Hotel’s special purpose financial statements.

7.                            Subsequent Events

Management has performed an evaluation of subsequent events through July 2, 2013 (which is the date the special purpose financial statements were available to be issued) and the results of this evaluation are appropriately reflected in these special purpose financial statements.

On June 2, 2011 the Hotel was acquired by the Partnership for cash consideration of $132,447,389.  In connection with this sale, Starwood’s management of the Hotel ceased with no associated termination fee or liquidated or other damages whatsoever.  Highgate Hotels, L.P., an affiliate of the Partnership, became manager of the Hotel on June 2, 2011.

On July 2, 2013 the Hotel was acquired by Sunstone for a contractual purchase price of $250,000,000, which includes assumption of a mortgage loan of $120,000,000. The assumed mortgage loan had an unpaid principal balance of approximately $119,200,000 at the time of acquisition.